Virtus Seix High Income Fund, and

Virtus Seix Ultra-Short Bond Fund (the “Funds”),
each a series of Virtus Asset Trust

Supplement dated March 18, 2024, to the Summary Prospectuses and the Virtus Asset Trust Statutory Prospectus and Statement of Additional Information (“SAI”)

each dated April 28, 2023, as supplemented

Important Notice to Investors

Effective March 15, 2024, Virtus Seix High Income Fund, formerly a series of Virtus Asset Trust, was reorganized with and into Virtus Seix High Yield Fund, a series of Virtus Asset Trust; and Virtus Seix Ultra-Short Bond Fund, formerly a series of Virtus Asset Trust, was reorganized with and into Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, a series of Virtus Asset Trust. The Funds have ceased to exist and are no longer available for sale. Accordingly, the Funds’ Summary Prospectuses are no longer valid, nor are references to the Funds in the Virtus Asset Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8622/Seix Funds Reorganized (3/2024)